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                         PATRIOT SCIENTIFIC CORPORATION



                                    FORM S-8
                             Registration Statement



                                EXHIBIT NO. 23.3

                          Consent of BDO Seidman, LLP





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                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





Patriot Scientific Corporation
San Diego, California



We hereby consent to the incorporation by reference in this Registration Statement of our report dated June 28, 1996 relating to the financial statements of Patriot Scientific Corporation, appearing in the Company's Annual Report on Form 10-KSB for the year ended May 31, 1996.


                                        /s/ BDO SEIDMAN, LLP
                                        -----------------------
                                            BDO SEIDMAN, LLP



Denver, Colorado
March 24, 1997